UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 31, 2011

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51447	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 31, 2011, Expedia, Inc., a Delaware corporation (the “Company”) and its applicable subsidiaries entered into the Second Amendment (the “Second Amendment”) to its existing revolving credit facility, dated as of February 8, 2010, among the Company; Expedia, Inc., a Washington corporation; Travelscape, LLC, a Nevada limited liability company; TripAdvisor LLC, a Delaware limited liability company; Hotwire, Inc., a Delaware corporation; the lenders party thereto; JPMorgan Chase Bank, N.A., as Administrative Agent; and J.P. Morgan Europe Limited, as London Agent (such facility, as amended by the First Amendment thereto, dated August 18, 2010, the “Revolving Credit Facility”). The Second Amendment, among other things, extended the maturity of the Revolving Credit Facility to August 31, 2016, reduced the interest rate spread on drawn amounts by between 87.5 basis points and 100 basis points and reduced the commitment fee on undrawn amounts by between 7.5 basis points and 25 basis points (with the interest rate spread and commitment fee varying based on the Company’s senior unsecured debt ratings). The Second Amendment also made certain other modifications to the covenants and other terms of the Revolving Credit Facility, including clarifying that the spin-off of the Company’s domestic and international assets and operations associated with its TripAdvisor Media Group is permitted under the Revolving Credit Facility. JPMorgan Chase Bank, N.A. and J.P. Morgan Europe Limited and their affiliates have in the past performed, and may in the future perform, various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates in the ordinary course of business for which they have received or will receive customary fees and reimbursement of expenses.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the actual Second Amendment, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Please see Item 1.01 above, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	Second Amendment to the Credit Agreement, dated as of February 8, 2010, among Expedia, Inc., a Delaware corporation; Expedia, Inc., a Washington corporation; Travelscape, LLC, a Nevada limited liability company; TripAdvisor LLC, a Delaware limited liability company; Hotwire, Inc., a Delaware corporation; the lenders party thereto; JPMorgan Chase Bank, N.A., as Administrative Agent; and J.P. Morgan Europe Limited, as London Agent, dated as of August 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Burke F. Norton
Burke F. Norton
Executive Vice President and General Counsel

Dated: September 2, 2011.